EXHIBIT 23.2



                                       ii

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                          INDEPENDENT AUDITORS' CONSENT
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The Board of Directors
American Physicians Service Group, Inc.

We consent to the use of our report incorporated herein by reference.

                                                By: /s/ KPMG Peat Marwick, LLP
                                                    --------------------------
                                                    KPMG PEAT MARWICK LLP

Austin, Texas
August 26, 1998